Exhibit 99(b)


                MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENTS
                                 (NASDAQ: MCIC)
                               FOURTH QUARTER 1997
                                   AS REPORTED
                     (In millions, except per share amounts)
                                   (unaudited)


                                               4TH QTR 4TH QTR    %    3RD QTR    %
                                                1997    1996   CHANGE   1997    CHANGE
                                               ------  ------  ------  ------  ------
REVENUE                                         5,108   4,753     7.5   4,819     6.0
                                               ------  ------  ------  ------  ------
OPERATING EXPENSES
     Cost of Services                           2,866   2,433    17.8   3,018    (5.0)
     Sales, operations and general              1,912   1,310    46.0   1,444    32.4
     Depreciation                                 607     441    37.6     543    11.8
                                               ------  ------  ------  ------  ------
TOTAL OPERATING EXPENSES                        5,385   4,184    28.7   5,005     7.6
                                               ------  ------  ------  ------  ------
INCOME (LOSS) FROM OPERATIONS                    (277)    569  (148.7)   (186)  (48.9)

Interest (expense)                                (61)    (43)  (41.9)    (58)   (5.2)
Interest income                                     4       7   (42.9)      4     0.0
Equity in income (losses) of
     affiliated companies                         (37)    (28)  (32.1)    (46)   19.6
Other income (expense), net                       (14)     (4) (250.0)      6     N/M
                                               ------  ------  ------  ------  ------
INCOME (LOSS) BEFORE INCOME TAXES
     AND TRUST DISTRIBUTIONS                     (385)    501  (176.8)   (280)  (37.5)

Income tax provision/(benefit)                   (156)    183  (185.2)   (113)  (38.1)
Distributions on Trust
     preferred securities                          15      15     0.0      15     0.0
                                               ------  ------  ------  ------  ------
NET INCOME (LOSS)                                (244)    303  (180.5)   (182)  (34.1)
                                               ======  ======  ======  ======  ======

EARNINGS (LOSS) PER COMMON SHARE                (0.35)   0.44  (179.5)  (0.26)  (34.6)
DILUTED EARNINGS (LOSS) PER COMMON SHARE        (0.35)   0.44  (179.5)  (0.26)  (34.6)

Weighted average number of shares                 703     685     2.6     695     1.2
Weighted average number of shares
     - assuming dilution                          703     694     1.3     695     1.2


NM - not meaningful

                 MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENTS
                                 (NASDAQ: MCIC)
                          YEAR ENDED DECEMBER 31, 1997
                                   AS REPORTED
                     (In millions, except per share amounts)
                                   (unaudited)


                                                                               %
                                                       1997       1996      CHANGE
                                                      ------     ------     ------
REVENUE                                               19,653     18,494        6.3
                                                      ------     ------     ------
OPERATING EXPENSES
   Cost of services                                   10,956      9,489       15.5
   Sales, operations and general                       5,940      5,028       18.1
   Depreciation                                        2,082      1,664       25.1
                                                      ------     ------     ------
TOTAL OPERATING EXPENSES                              18,978     16,181       17.3
                                                      ------     ------     ------
INCOME FROM OPERATIONS                                   675      2,313      (70.8)

Interest (expense)                                      (235)      (196)     (19.9)
Interest income                                           18         34      (47.1)
Equity in income (losses) of
   affiliated companies                                 (144)      (156)       7.7
Other income (expense), net                              (15)        (5)    (200.0)
                                                      ------     ------     ------
INCOME BEFORE INCOME TAXES
   AND TRUST DISTRIBUTIONS                               299      1,990      (85.0)

Income tax provision                                      90        753      (88.0)
Distributions on Trust
   preferred securities                                   60         35       71.4
                                                      ------     ------     ------
NET INCOME                                               149      1,202      (87.6)
                                                      ======     ======     ======

EARNINGS PER COMMON SHARE                               0.22       1.75      (87.4)
DILUTED EARNINGS PER COMMON SHARE                       0.21       1.73      (87.9)

Weighted average number of shares                        693        687        0.9
Weighted average number of shares
     - assuming dilution                                 707        695        1.7

